UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 7, 2015

Rent-A-Center, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5501 Headquarters Drive
Plano, Texas  75024

(Address of principal executive offices, including zip code)

(972) 801-1100

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2015, Rent-A-Center, Inc. (the “Company”) announced the resignation of Mitchell E. Fadel, President and Chief Operating Officer, effective August 28, 2015, to become the President, U.S. Pawn of EZCORP, Inc., a company headquartered in Austin, Texas.  Upon Mr. Fadel’s resignation, his direct reports will report to Robert D. Davis, the Company’s Chief Executive Officer.

Item 9.01. Financial Statements and Exhibits.

(d)    List of Exhibits

Exhibit No.	Description

99.1	Rent-A-Center, Inc. Press Release dated August 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: August 13, 2015
	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President — Assistant General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Rent-A-Center, Inc. Press Release dated August 13, 2015